                                                               EXHIBIT 99.(A)(3)

                         NOTICE OF GUARANTEED DELIVERY
                               TO TENDER SHARES
                                      OF
                                 COMMON STOCK
          (including the associated Preferred Stock Purchase Rights)
                                      OF
                         IMPAC MORTGAGE HOLDINGS, INC.

           PURSUANT TO THE OFFERING CIRCULAR DATED FEBRUARY 24, 1999


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     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
     ON MARCH 26, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").
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     As set forth in the Offering Circular dated February 24, 1999, (the
"Offering Circular") under "The Exchange Offer--How to Tender," this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of IMPAC Mortgage Holdings, Inc., a Maryland corporation (the "Company"), if certificates representing Shares of Common Stock, $.01 par value per share ("Common Stock") (including the associated Preferred Stock Purchase Rights (the "Rights" and together with the Common Stock, the "Shares")) ("Share Certificates") are not immediately available (or the procedures for book-entry transfer cannot be completed on a timely basis) or the stockholders cannot deliver their Share Certificates, Letter of Transmittal and other required documents to the Exchange Agent (as defined in the Offering Circular) on or prior to 5:00 p.m., New York City time, on March 26, 1999, unless such period is extended as described in the Offering Circular. Such form may be delivered by hand or transmitted by facsimile transmission or mail to the Exchange Agent prior to the Expiration Date.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       IBJ Whitehall Bank & Trust Company

          Mailing Address:                    Facsimile Copy Number               Hand/Overnight Delivery:
 IBJ Whitehall Bank & Trust Company     (For Eligible Institutions Only):    IBJ Whitehall Bank & Trust Company
             P.O. Box 84                          (212) 858-2611                      One State Street
        Bowling Green Station                                                     New York, New York 10004
   New York, New York  10274-0084        Confirm Receipt of Facsimile by    Attn:  Securities Processing Window,
  Attn:  Reorganization Operations                  Telephone:                      Subcellar One, (SC-1)
             Department                           (212) 858-2103

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION OF INSTRUCTION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. The Eligible Institution (as defined in the Letter of Transmittal) that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Share Certificates to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

     The undersigned hereby tenders to the Company, upon the terms andconditions set forth in the Offering Circular and related Letter of Transmittal (which together constitute the "Exchange Offer"),receipt of which is hereby
acknowledged,         Shares pursuant to theguaranteed delivery procedure
              --------
described in the Exchange Offer "The Exchange Offer--How to Tender." Unless the Rights become exercisable or separately tradeable prior to the Expiration Date, a tender of Shares will also constitute a tender of the associated Rights.

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                                 TENDER PRICE

If Shares are being tendered at more than oneExchange Price, a separate Letter of Transmittalfor each Exchange Price specified must be used.

CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

        Shares Tendered at Exchange Price Determined by Dutch Auction.

  [_] The undersigned wants to maximize the chance of having the Company purchase allthe Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares at, and is willing to accept, the Exchange Price resulting from the Dutch Auction tender process. This action could result in receiving an Exchange Price as low as 105% or as high as 120%.

           ***CHECK EITHER THE BOX ABOVE OR CHECK ONE BOX BELOW***
                    ------
              Shares Tendered at Exchange Price Determined by Stockholder


                                   [_] 105%
                                   [_] 106%
                                   [_] 107%
                                   [_] 108%
                                   [_] 109%
                                   [_] 110%
                                   [_] 111%
                                   [_] 112%
                                   [_] 113%
                                   [_] 114%
                                   [_] 115%
                                   [_] 116%
                                   [_] 117%
                                   [_] 118%
                                   [_] 119%
                                   [_] 120%

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                  PLEASE TYPE OR PRINT ALL INFORMATION BELOW

     Signature(s):
                  --------------------------------------------------------

     Common Stock Certificate No.(s) (if available):

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     Name(s) of Record Holder(s):
                                 -----------------------------------------
     Total Number of Shares Represented By
     Certificate(s):
                    ------------------------------------------------------
     Address(es):

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    Name of Tendering Institution:
                                   ---------------------------------------

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     Zip Code
             -------------------------------------------------------------
     Area Code and Tel. No.(s):
                               -------------------------------------------

     Account Number:
                    ------------------------------------------------------

     Dated:
           ---------------------------------------------------------------





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

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                                   GUARANTEE
                     (DO NOT USE FOR SIGNATURE GUARANTEE)

The undersigned, a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) that delivery to the Company of certificates representing the Shares tendered hereby, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof properly completed and duly executed and any other required documents will be received by the Exchange Agent no later than three
(3) AMEX trading days after the date of execution of this Notice of Guaranteed Delivery.



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                                 Name of Firm


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                                    Address


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City,                State                            Zip Code


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                          Area Code and Telephone No.



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                             Authorized Signature


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                                     Name


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                                     Title


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                                     Date

NOTE:   DO NOT SEND SHARE CERTIFICATES WITH THIS FORM.  SHARE
CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.






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